                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 16, 2007 (May 14, 2007)

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                   1-10986                 11-2148932
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   (State or other          (Commission File Number)      (IRS Employer
    jurisdiction                                         Identification No.)
   of incorporation)

   1938 New Highway, Farmingdale, NY                                11735
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

   [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

   [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

   [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  On January 4, 2007 MISONIX, INC. (the "Company") filed a Form
                  8-K, Current Report, disclosing that the Company and its
                  subsidiaries, Acoustic Marketing Research, Inc. d/b/a Sonora
                  Medical Systems ("Sonora") and Hearing Innovations
                  Incorporated ("Hearing Innovations" and together with the
                  Company and Sonora, the "Borrowers"), and Wells Fargo Bank,
                  National Association ("Wells Fargo"), acting through its Wells
                  Fargo Business Credit operating division, entered into a (i)
                  Credit and Security Agreement (the "Credit Agreement") and
                  (ii) Credit and Security Agreement (Ex-Im subfacility).

                  On May 14, 2007, the Borrowers and Wells Fargo executed an
                  Amendment to Credit and Security Agreement (the "Amendment")
                  providing for the issuance of one or more irrevocable standby or documentary letters of credit for the Borrower's account
                  (each, a "Letter of Credit").

                  Wells Fargo will not issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of: (i) $700,000 less the L/C Amount, or (ii)
                  Availability (as such terms are defined in the Amendment). A specified cash collateral account must be maintained with
                  Wells Fargo or another financial institution acceptable to
                  Wells Fargo in connection with Letters of Credit.

                  Wells Fargo will charge a fee at an annual rate equal to 1.75%
                  of the aggregate amount that may then be drawn with respect to each Letter of Credit that has been issued (the "Aggregate
                  Face Amount"), payable monthly in arrears. Effective as of the first day of a fiscal quarter month in which any Default
                  Period (as defined in the Credit Agreement) begins, such fee increases to 5% of the Aggregate Face Amount.

                  The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment
                  attached to this report as Exhibit 10 (ggg).

Item 9.01         Financial Statements and Exhibits.

                  (d) Exhibits.

                  Exhibit 10 (ggg) Amendment To Credit and Security Agreement
                  dated May 10, 2007, by and among MISONIX, INC., Acoustic
                  Marketing Research, Inc. d/b/a Sonora Medical Systems and
                  Hearing Innovations Incorporated and Wells Fargo Bank,
                  National Association acting through its Wells Fargo Business
                  Credit operating division.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 16, 2007                      MISONIX, INC.

                                           By:  /s/ Richard Zaremba
                                                -------------------
                                                Richard Zaremba
                                                Senior Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX
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                  Exhibit No.               Description
                  -----------               -----------

                  Exhibit 10 (ggg)          Amendment To Credit and Security
                                            Agreement dated May 10, 2007, by and
                                            among MISONIX, INC., Acoustic
                                            Marketing Research, Inc. d/b/a
                                            Sonora Medical Systems and Hearing
                                            Innovations Incorporated and Wells
                                            Fargo Bank, National Association
                                            acting through its Wells Fargo
                                            Business Credit operating division.

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